SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 17, 2000
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                                NORTH BAY BANCORP
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             (Exact name of registrant as specified in its charter)


           California                                            68-0434802
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 (State or other jurisdiction of     (Commission               (IRS Employer
         incorporation)              File Number)            Identification No.)


1500 Soscol Avenue, Napa, California                             94559-3045
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code   (707) 257-8585
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                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5.      Other Events.

(a) Opening of Solano Bank. In July 17, 2000, Solano Bank, a California licensed commercial bank organized by North Bay Bancorp, opened for business. Solano Bank, which is a wholly-owned subsidiary of North Bay Bancorp, will initially operate from its head office at 403 Davis Street, Vacaville, California and its branch at 1395 East Second Street, Benicia, California. Regulatory approval has been received for establishing an additional branch in Fairfield, California. It is anticipated that the Fairfield branch will open for business during the third quarter of 2000.

             North Bay Bancorp capitalized Solano Bank at $9,000,000, in part through the $5,000,000 proceeds of North Bay Bancorp's recently completed public stock offering of common stock.

(b) Earnings Release. On August 9, 2000, North Bay Bancorp issued a press release announcing its earnings for the quarter ended June 30, 2000. A copy of the press release is attached to this Current Report as Exhibit 99.1 and incorporated into this report by reference.

Item 7.  Financial Statements and Exhibits.

         (b)      Exhibits

Exhibit 99.1 Press release announcing earnings for the quarter ended June 30, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2000            NORTH BAY BANCORP


                                 /s/ Terry L. Robinson
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                                 Terry L. Robinson, President and Chief
                                 Executive Officer (Principal Executive Officer)